DWS VARIABLE SERIES II

  SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED PORTFOLIOS:

                               ------------------

                                     CLASS B

      DWS Balanced VIP                          DWS Small Cap Growth VIP
      DWS International Select Equity VIP       DWS Strategic Income VIP
      DWS Mid Cap Growth VIP                    DWS Turner Mid Cap Growth VIP


The Board of Trustees of DWS Variable Series II (the "Trust") has approved the combination (the "Combination") of the Class B shares of each of the portfolios of the Trust listed above (the "Portfolios") into the Class A shares of the same Portfolio. Class A shares do not have a Rule 12b-1 distribution fee and have lower operating expenses than Class B shares of the same Portfolio. The Combinations are scheduled to become effective (the "Effective Date") on or about March 6, 2009 for the listed Portfolios. As a result of the Combinations, the Class B shares outstanding of each Portfolio on the Effective Date will be converted into Class A shares of the same Portfolio. The number of Class A shares issued as a result of a Combination will be based on the relative net asset value per share of the two classes as of the close of business on the Effective Date. The aggregate value of the Class B shares of a Portfolio held by a shareholder immediately before the Combination for that Portfolio will be equal to the aggregate value of the resulting Class A shares held by that shareholder immediately after the Combination. Class B shares of each of the listed Portfolios will no longer be offered after the Combinations.















               Please Retain This Supplement for Future Reference



                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group
January 26, 2009
VS-3618